UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Trinity Place Holdings Inc.
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  TRINITY PLACE HOLDINGS INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 25, 2020. TRINITY PLACE HOLDINGS INC. 340 MADISON AVENUE, SUITE 3C NEW YORK, NY 10173 See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. We are monitoring the developments related to the impact of COVID-19 (Coronavirus) on a daily basis. We intend to hold our 2020 Annual Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described in the Proxy Statement) or may decide to hold our 2020 Annual Meeting in a different location or partly or solely by means of virtual communications, if permitted by applicable law. If we decide to modify the structure of our annual meeting, we will announce the decision to do so in advance, and details on how to participate will be issued by press release (which will be filed with the SEC) and available at tphs.com/sec-filings and proxyvote.com. Please retain the 16-digit control number as you will need this number should we determine to allow for virtual attendance and you elect to participate. If we hold the 2020 Annual Meeting virtually, all shareholders will be afforded the same rights they would have had at a physical meeting, and our current intention would be to then revert to a physical meeting in 2021. We also encourage all shareholders to continue to review guidance from public health authorities as the time for our annual meeting approaches. Meeting Information Meeting Type: Annual Meeting For holders as of: April 27, 2020 Date: June 25, 2020 Time: 10:00 AM EDT Location: 77 Greenwich Street New York, NY 10006

 D15161-P38255 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Alexander C. Matina 02) Jeffrey B. Citrin 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following: D15162-P38255